June 2017

Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward- looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. 2

2016 Sales: $397 Million Sales by Market:  Transportation – 66%  Industrial – 17%  Medical – 7%  Defense / Aerospace – 4%  Information Technology – 3%  Communications – 3% Sales by Region:  Americas – 58%  Asia – 30%  Europe – 12% Our Company Ticker: CTS (NYSE) Founded: 1896 Business: CTS is a leading designer and manufacturer of sensors, actuators and electronic components. Locations: 16 manufacturing locations throughout North America, Asia and Europe. Number of Employees: ~3,000 Globally Note: Sales by market and region based on trailing twelve months sales as of March 31, 2017 3

Our History - 120 Years of Innovation 4

Our Vision and Value Proposition We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. 5

CTS Addressable Markets Growing to $6B by 2020 with Mid- Single Digit Growth Rates 6  Hydrophones for sonar applications  Military communication Organic Growth Drivers  100GB & 400GB Wireline Networks  Small Cell Deployment  3D and textile printing  New products for industrial controls  Actuators for harsh environments  RF Sensing for particulate filters  Medical 3D/4D ultrasound  HMI Control for medical devices Def/Aero Communications Industrial / IT Transportation Market Medical Product Categories

Product Applications in Passenger and Commercial Vehicles

Engine Efficiency

- Accelerator Pedal Module
- Current Sensor
- Gear Position Sensor
- Throttle Position Sensor
- Turbo Actuator
- Turbo Position Sensor
- Variable Valve Lift Sensor





Occupant Safety

- Seat Belt Buckle Switch
- Seat Belt Tension Sensor
- Seat Track Position Sensor





Fuel Handling

- Contacting Fuel Level Card







Exhaust Management / Aftertreatment

- EGR Position Sensor
- DPF RF Sensor

Chassis / Driveline

- Air Grill Shutter Actuator
- Brake Pedal Sensor
- Chassis Height Sensor
- Transmission Speed Sensor
- Transmission Range Sensor
- Wheel Speed Sensor





Key Customers

GM, Ford, Chrysler, Toyota, Honda, Nissan, Mitsubishi Motors, Autoliv, TRW, Chery, Renault, Cummins, TVS

New European Customer #1	New European Customer #2

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Key Customers Industrial Printers, HVAC, Automation and Safety Products  Piezo micro-actuators  Switches  Encoders  Frequency Control  EMI Filters Product Applications in Industrial 8 Industrial Inkjet Printers Industrial HVAC

Key Customers Military Sonar and Communication Products  Piezo hydrophones  Piezo sonar arrays  Frequency Control  EMI Filters Product Applications in Defense / Aerospace 9 Unmanned Aerial Vehicles (UAV) Maritime Applications

Product Applications in Medical Key Customers Ultrasound / IVUS, Infusion Pumps, CPAPs and other medical devices  Single Crystal Piezo  Bulk Piezo  Encoders  Frequency Control  Piezo micro-valves  Switches  Joysticks 10 Ultrasound Equipment Infusion Pumps CPAP Machines

Positioning for Growth with Fundamental Market Trends

Smart Home/ Building

Industry 4.0

Connect

Green Buildings

Autonomous Vehicle

Medical

Information Technology

Energy Harvesting

EFFICIENT

Unmanned Aerial Vehicles (Drones)

Industrial

Move

Sense

SMART

Remote Monitoring

Fuel Efficiency/ Vehicle Electrification

Communications

CONNECTED

Improved Medical Diagnosis

Defense & Aerospace

Miniaturization

Internet of Things

5G & Small Cells

Transportation

CTS

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Organic Growth 12 $299 $484 $560 $488 2013 2014 2015 2016 New Business Awards Organic Growth around Sense, Connect and Move 1Q Not Reported Total Booked Business Note: Total Booked Business represents open purchase orders, contractual commitments, and the total expected lifetime revenue from business awarded to CTS in multi-year platform awards. ($ Millions) Dec 2016 Mar 2017 $319 $263 $1,518 $1,538 Expected to ship in 2017

Targeted Acquisitions 13 Disciplined approach to acquisitions:  Returns in excess of cost of capital  Accretive to earnings  Maintain balance sheet strength  Synergy opportunities  Targeting 10% growth (both inorganic and organic) Expand Product Range Broaden Geographic Reach Enhance Technology Portfolio Strengthen Customer Relationships

The Road Ahead of Us

Targeted End Markets

Light Vehicles	30-50%
Industrial	20-30%
Medical	10-20%
Comm. / IT	10-20%
Commercial Vehicles	10-20%
Aviation/Defense	5-15%



M
O
DA
LV/CV
C
I
EMS Divestiture
Front End Refocus
M
AD
IT/O
C
I
LV/CV
New Customers
Regional Expansion
Organic Projects
M&A
AD
C/IT
CV
M
LV
I
Organic Growth
Innovation
M&A
AD
C/IT
LV
CV
M
I

Legend:
AD: Aviation/Defense
C: Communications
CV: Commercial Vehicles
I: Industrial
IT: Information Technology
LV: Light Vehicles
M: Medical
O: Others

CTS

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Single Crystal Technology Acquisition

- Founded in 1997, located in Bolingbrook, IL
- The industry leader for the design and manufacture of piezoelectric single crystals for use in the medical and defense industries; existing long-term relationships with blue chip OEM customers
- The leading large scale, vertically integrated manufacturer of single crystals, having invested heavily in proprietary production processes and equipment
- High definition medical ultrasound market expected to grow at >10%

Current Applications – 3D & 4D Ultrasound, IVUS

Single crystal technology creates high definition imaging







Intravascular Ultrasound (IVUS) detects plaque that causes heart disease



Premium ultrasound machines utilize the technology for real-time 3D & 4D imaging of a fetus

Future Applications – Hearing Aid, Pacemaker



Wireless powering of pacemakers



Implantable hearing aids to replace cochlear implants

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Noliac Acquisition Multilayer (Tape cast)  Founded in 1997, facilities in Denmark and Czech Republic  Designer and manufacturer of tape cast and bulk piezoelectric material as well as transducers for use in the telecommunications, industrial, medical and defense industries  Acquisition rationale: ‒ Tape cast capability – Doubles available market of piezoelectric material along with Bulk piezo ‒ European presence and customer base ‒ Transducer capability and expertise – vertical integration with higher value add and ASP ‒ Backup foundry capability – European foundry supplements existing US foundry Wide range of stack and multilayer actuators 16 Bulk Hard and soft PZT materials Transducers Sensor and Transducer, design and development

$409 $404 $382 $397 2013 2014 2015 2016 2017E Sales $0.82 $0.97 $0.93 $1.08 2013 2014 2015 2016 2017E Adjusted Earnings Per Share $420 Note 1: Sales are from continuing operations. Adjusted EPS is as reported. Note 2: 2017E represents guidance provided on April 27, 2017. Annual Financial Performance Trend 17 $405 $1.22 $1.12 ($ Millions except Adjusted Earnings Per Share) Booked Business $263 Q1 Actual $100

Equity 77% Bank Debt 23% $135 $157 $114 $122 $75 $91 $90 $95 2014 2015 2016 Q1 2017 Note 1: Change in Cash/Debt in 2016 due to Single Crystal Acquisition Note 2: Total available credit increased from $200M to $300M in 2Q 2016 Capital Structure Cash and Debt Net Debt $(60) $(66) Current Capital Structure DebtCash $(24) $(27) 18 ($ Millions except percentages)

Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders ~4% of Sales 20-40% of Free Cash Flow 12-14% of Sales 60-80% of Free Cash Flow Target Capital Deployment – Disciplined Approach Growth AcquisitionsInvestment Dividends & Buybacks 19

Financial Framework 20 2012 2016 Long-Term Target Range Gross Margin 30.0% 35.4% 34-37% SG&A Expense 20.7% 15.5% 13-15% R&D Expense 6.9% 6.1% 5-7% CapEx 2.6% 5.2% ~4% Targeting 10% Annual Growth (Organic + Inorganic)

Appendix 21

CTS Core Values 22

Financial Summary Note 1: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. Note 2: All figures are from continuing operations except for Adjusted Diluted EPS (As Reported), Operating Cash Flow and Total Debt / Capitalization ($ Millions, except percentages and Adjusted Diluted EPS) Net Sales Adjusted Diluted EPS (As Reported) Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization 2015 $382.3 $0.93 $39.1 24.4% $16.3 2014 $404.0 $0.97 $33.3 20.6% $17.0 2013 $409.5 $0.82 $37.6 20.2% $17.3 2012 $304.5 $0.64 $41.7 36.4% $13.5 Adjusted EBITDA Adjusted EBITDA % of Sales $60.9 15.9% $66.5 16.5% $54.5 13.3% $28.6 9.4% 2016 $396.7 $1.08 $47.2 22.1% $19.0 $77.4 19.5% 23 Gross Margin Gross Margin % of Sales $127.1 33.2% $130.0 32.2% $121.4 29.6% $91.5 30.0% $140.4 35.4% Q1 2017 $100.2 $0.26 $9.8 22.6% $4.7 $18.0 18.0% $34.2 34.2%

Regulation G Schedules

Adjusted EBITDA

($ Millions, except percentages)

	Q1		Full Year				
	2017	2016	2016	2015	2014	2013	2012
Net earnings from continuing operations	$ 8.5	$ 7.9	$ 34.4	$ 7.0	$ 26.5	$ 2.0	$ 13.5
Depreciation and amortization expense	$ 4.7	$ 4.0	$ 19.0	$ 16.3	$ 17.0	$ 17.3	$ 13.5
Interest expense	$ 0.7	$ 0.8	$ 3.7	$ 2.6	$ 2.3	$ 3.3	$ 2.6
Tax expense	$ 3.7	$ 4.1	$ 22.9	$ 5.3	$ 12.8	$ 16.1	$ 1.0
EBITDA from continuing operations	**$ 17.6**	**$ 16.8**	**$ 80.0**	**$ 31.2**	**$ 58.6**	**$ 38.6**	**$ 30.5**
Charges (credits) to EBITDA from continuing operations:							
Restructuring and asset impairment charges	$ 0.8	$ -	$ 3.0	$ 15.2	$ 7.9	$ 11.8	$ 4.5
Loss (gain) on sale-leaseback	$ -	$ -	$ 0.1	$ -	$ -	$ -	$ (10.3)
Gain on sale of facilities, net of expenses	$ -	$ -	$ (11.1)	$ -	$ -	$ -	$ -
Non-recurring environmental charge	$ -	$ -	$ -	$ 14.5	$ -	$ -	$ -
Foreign currency (gain) loss	$ (0.4)	$ 0.2	$ 3.8	$ -	$ -	$ -	$ -
Legal costs, acquisition-related costs, and CEO search costs	$ -	$ 0.8	$ 0.8	$ -	$ -	$ 4.1	$ 3.9
Lease termination charge	$ -	$ -	$ 0.8	$ -	$ -	$ -	$ -
Total adjustments to reported operating earnings from continuing operations	$ 0.4	$ 1.0	$ (2.6)	$ 29.7	$ 7.9	$ 15.9	$ (1.9)
Adjusted EBITDA from continuing operations	**$ 18.0**	**$ 17.8**	**$ 77.4**	**$ 60.9**	**$ 66.5**	**$ 54.5**	**$ 28.6**
Sales from continuing operations	$ 100.2	$ 96.7	$ 396.7	$ 382.3	$ 404.0	$ 409.5	$ 304.5
Adjusted EBITDA as a % of sales from continuing operations	18.0%	18.4%	19.5%	15.9%	16.5%	13.3%	9.4%

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Regulation G Schedules

Adjusted Diluted EPS

	Q1		Full Year - From Continuing Operations					Full Year - As Reported *	
	2017	2016	2016	2015	2014	2013	2012	2013	2012
Diluted earnings (loss) per share	**$ 0.25**	**$ 0.24**	**$ 1.03**	**$ 0.21**	**$ 0.78**	**$ 0.06**	**$ 0.39**	**$ (0.12)**	**$ 0.59**
Tax affected charges (credits) to reported diluted earnings per share:									
Restructuring and asset impairment charges	$ 0.02	$ -	$ 0.06	$ 0.40	$ 0.18	$ 0.28	$ 0.10	$ 0.28	$ 0.19
Increase in valuation allowance and revaluation of deferred taxes as a result of restructuring activities	$ -	$ -	$ 0.07	$ -	$ 0.01	$ -	$ -	$ -	$ -
(Gain) loss on sale-leaseback	$ -	$ -	$ -	$ -	$ -	$ -	$ (0.23)	$ -	$ (0.23)
Gain on sale of facilities, net of expenses	$ -	$ -	$ (0.22)	$ -	$ -	$ -	$ -	$ -	$ -
Legal costs, acquisition-related costs, and CEO search costs	$ -	$ 0.01	$ 0.02	$ -	$ -	$ 0.07	$ 0.09	$ 0.07	$ 0.09
Lease termination charge	$ -	$ -	$ 0.02	$ -	$ -	$ -	$ -	$ -	$ -
EMS divestiture	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 0.25	$ -
Non-recurring environmental charge	$ -	$ -	$ -	$ 0.27	$ -	$ -	$ -	$ -	$ -
Foreign currency (gain) loss	$ (0.01)	$ 0.01	$ 0.09	$ -	$ -	$ -	$ -	$ -	$ -
Tax impact of cash repatriation	$ -	$ -	$ -	$ 0.26	$ -	$ 0.31	$ -	$ 0.31	$ -
Tax impact of U.K. deferred tax asset write-off	$ -	$ -	$ -	$ -	$ -	$ 0.03	$ -	$ 0.03	$ -
Increase in recognition of foreign valuation allowance	$ -	$ -	$ 0.03	$ 0.10	$ -	$ -	$ -	$ -	$ -
Increase in reserve on uncertain tax benefits	$ -	$ -	$ -	$ 0.17	$ -	$ -	$ -	$ -	$ -
Tax impact of non-recurring stock compensation charge	$ -	$ -	$ (0.02)	$ -	$ -	$ -	$ -	$ -	$ -
Change in treatment of certain foreign taxes	$ -	$ -	$ -	$ (0.48)	$ -	$ -	$ -	$ -	$ -
Adjusted diluted earnings per share	**$ 0.26**	**$ 0.26**	**$ 1.08**	**$ 0.93**	**$ 0.97**	**$ 0.75**	**$ 0.35**	**$ 0.82**	**$ 0.64**

* Includes discontinued operations

Total Debt to Capitalization

($ Millions, except percentages)

	Q1		As of December 31				
	2017	2016	2016	2015	2014	2013	2012
Total debt **(A)**	$ 95.0	$ 141.3	$ 90.1	$ 90.7	$ 75.0	$ 75.0	$ 153.5
Total shareholders' equity **(B)**	$ 326.1	$ 288.2	$ 317.9	$ 281.7	$ 289.8	$ 296.9	$ 267.8
Total capitalization **(A+B)**	$ 421.1	$ 429.5	$ 408.0	$ 372.4	$ 364.8	$ 371.9	$ 421.3
Total debt to capitalization	**22.6%**	**32.9%**	**22.1%**	**24.4%**	**20.6%**	**20.2%**	**36.4%**

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